EXHIBIT 1.3


                      FIRST AMENDMENT TO PURCHASE AGREEMENT

         This Amendment to Purchase Agreement (the "Amendment") executed the dates hereinbelow written, but effective the 1st day of January, 2002 by and among BIM3 INVESTMENTS, a Louisiana partnership ("Seller"), THE OLD EVANGELINE DOWNS, L.C., a Louisiana limited liability company (the "Company") and OED ACQUISITION, LLC, a Delaware limited liability company, as successor in interest to PENINSULA GAMING PARTNERS, L.L.C., (the "Buyer").

                                    RECITALS

         Seller, Company and Buyer entered into a Purchase Agreement (the "Purchase Agreement") on June 27, 2001, purchase to which Seller agreed to sell to Buyer, and Buyer agreed to buy from Seller, Seller's Membership Interest and Seller's one-half (1/2) interest in the Existing Mortgage Notes, as defined in the Purchase Agreement, for the aggregate purchase price of Fifteen Million and No/100 Dollars ($15,000,000.00).

         The parties desire to amend the terms of the Purchase Agreement. All capitalized terms used herein shall have the meanings set forth in the Purchase Agreement.

                                    AGREEMENT

         NOW, THEREFORE, Seller, the Company and Buyer agree as follows:



MODIFICATIONS TO THE PURCHASE AGREEMENT

                  SUMMARY OF THE AMENDMENTS

         The parties agree that the Purchase Agreement shall be modified as follows:

                  (i) Upon execution of this Amendment, the Escrow Holder is instructed to delivery the Deposit and the Interest Amount to Seller. Buyer relinquishes any and all claims to the Deposit and Interest Amount and acknowledges that they have been fully earned by Seller, however, a sum equal to the amount of the Deposit ($500,000.00) shall be applied toward the Purchase Price upon Closing. Buyer and Seller release, acquit, and discharge the Escrow Holder from any and all claims and obligations as the Escrow Holder.

                  (ii) As additional consideration for the agreement of Seller to enter into this Amendment, Buyer has this day delivered to Seller the cash sum of Two Hundred Twenty Thousand and No/100 Dollars ($220,000.00). Buyer acknowledges and agrees that this payment to Seller is non-refundable under any condition.

                  (iii)  The  Closing  of the  purchase  and  sale  of  Seller's
         Membership Interest and Seller's interest in the Existing Mortgage Notes shall be held at the offices of Seller at 600 Jefferson Street, Suite 1500, Lafayette, Louisiana at 10:00 a.m. on Friday, February 15, 2002, the Closing Date.

                  (iv) At the Closing, Buyer shall cause to be delivered to Seller a cashier's check in the amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00).

                  (v) Buyer may extend the February 15, 2002 Closing Date to March 15, 2002 by paying to Seller the cash sum of Five Hundred Sixty-Five Thousand and No/100 Dollars ($565,000.00) on or before

                                      -1-
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         February  15,  2002  as   consideration   for  the   extension.   Buyer
         acknowledges and agrees that this $565,000.00 payment to Seller is non-refundable under any condition and shall not be applied toward the Purchase Price. At the extended Closing (i.e., on or before March 15,
         2002), Buyer shall cause to be delivered to Seller a cashier's check in the amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00).

         b.       Specific Amendments

                  (i) Section 1(d) of the Purchase Agreement is deleted in this entirety.

                  (ii) Section 2 of the Purchase Agreement is amended to be and read:

                           "The closing (the "Closing") of the purchase and sale
                  of Seller's Membership Interest shall be held at the offices of Seller at 600 Jefferson Street, Suite 1500, Lafayette, Louisiana at 10:00 a.m. on Friday, February 15, 2002 (subject to the extension as set forth in Section 14(a)(iv), as amended). The date on which the Closing shall occur is hereinafter referred to as the "Closing Date". At the Closing, Buyer shall cause to be delivered to Seller a cashier's check in the amount of Fourteen Million Five Hundred Thousand and No/100 ($14,500,000.00) dollars."

                  (iii) Section 8(a) of the Purchase Agreement is amended to be and read as follows:

                  a.       Buyer's Obligation

                           "The  obligation  of  Buyer to  purchase  and pay for
                  Seller's Membership Interest is subject to Buyer's discretion. Buyer and Seller agree that the Conditions to Closing of the Buyer set forth in the original Purchase Agreement are hereby deleted, so that Buyer may determine, in its discretion, whether to close or not. This discretion provided to Buyer is given in consideration for the non-refundable amounts paid to Seller this date and/or to be paid on or before February 15, 2002 should Buyer extend the Closing Date."

                  (iv) Section 8(b)(v) shall be amended to be and read as follows:

                           "(v) Seller  shall have  received  the full  Purchase
                  Price less the $500,000.00 to be applied to the purchase price referenced in Section 2(a)(i) of this Amendment, paid in cash simultaneously with or prior to the Closing."

                  (v) Section 14(a)(ii) of the Purchase Agreement is amended to be and read as follows:

                           "(ii) by Seller if any of the conditions set forth in
                  Section 8(b), as amended, shall have become incapable of fulfillment, and shall not have been waived by Seller."

                  (vi) Section 14(a)(iv) of the Purchase Agreement is amended to be and read as follows:

                           "(iv) by either Buyer or Seller,  if the Closing does
                  not occur on or prior to February 15, 2002; unless, the Closing Date is extended to March 15, 2002, in which event, by either Buyer or Seller, if the Closing does not occur on or prior to March 15, 2002."

                  (vii) Section 14(b) of the Purchase Agreement is deleted in its entirety.

                  (viii) Section 14(c)(ii) of the Purchase Agreement is amended to be and read as follows:

                           "(ii) all confidential  information received by Buyer
                  with respect to the business of the Company shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination of this Agreement; and"

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

                  (ix) A new Section 14(c)(iii) is added to be and read as follows:

                           "(iii)  Seller shall be entitled to retain all monies
                  paid to Seller by Buyer as described in the First Amendment to Purchase Agreement"

                  (x) The introductory paragraph of Section 18 of the Purchase Agreement is amended to be and read as follows:

                           "All  notices  or other  communications  required  or
                  permitted to be given hereunder shall be in writing and shall be sent, postage prepaid, by registered, certified or express mail, return receipt requested or by reputable national overnight courier service guaranteeing next business day delivery and shall be deemed given if received, three days after mailing, and in the case of overnight courier service (one business day after mailing), as follows."


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                   BIM3 INVESTMENTS, a Louisiana Partnership


                                   By:_____________________________________
                                   Name:  Kevin Moody
                                   Title:  Managing Partner


                                   THE OLD EVANGELINE DOWNS, L.C.


                                   By:_____________________________________
                                      Name:
                                      Title:


                                   OED ACQUISITION, L.L.C.


                                   By:  /s/  Michael S. Luzich
                                      -------------------------------------
                                   Name:  Michael S. Luzich
                                   Title: President